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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                           Date of Report: MAY 1, 2001



                               SOURCE MEDIA, INC.
             (Exact name of Registrant as specified in its charter)


           DELAWARE                      0-21894                 13-3700438
(State or other jurisdiction of       (Commission File         (IRS Employer
incorporation or organization)           Number)             Identification No.)

                                5400 LBJ FREEWAY
                                    SUITE 680
                               DALLAS, TEXAS 75240
                    (Address of principal executive offices)


                  Registrant's telephone number: (972) 701-5400





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ITEM 5.   OTHER EVENTS.

         On May 1, 2001, Source Media, Inc. announced in a press release that it has not made the approximately $5.3 million interest payment on its 12% Senior Secured Notes due May 1, 2001. The indenture governing the Notes provides the Company a 30-day period to make the payment before an Event of Default occurs with respect to the Notes. A copy of such press release is attached hereto as
Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements - None

(b)      Pro Forma Financial Information - None

(c)      Exhibits:

    EXHIBIT NO.           DESCRIPTION

        99.1              Press release dated May 1, 2001


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SOURCE MEDIA, INC.
                                           (Registrant)



Date: May 1, 2001                      By: /s/ Stephen W. Palley
                                           -------------------------------------
                                           Stephen W. Palley
                                           President and Chief Executive Officer


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                                 EXHIBIT INDEX


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    EXHIBIT
    NUMBER           DESCRIPTION
    -------          -----------


      99.1           Press Release dated May 1, 2001

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